Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form T-1
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
Wells Fargo Bank, National Association
(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

101 North Phillips Avenue Sioux Falls, South Dakota (Address of principal executive offices)	57104 (Zip code)
Wells Fargo & Company
Law Department, Trust Section
MAC N9305-175
Sixth Street and Marquette Avenue, 17th Floor
Minneapolis, Minnesota 55479
(612) 667-4608
(Name, address and telephone number of agent for service)

Brigham Exploration Company
(Exact name of obligor as specified in its charter)
For Co-obligors, see “Table of Co-obligors”

Delaware	75-2692967
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6300 Bridge Point Parkway Building Two, Suite 500 Austin, Texas (Address of principal executive offices)	78730 (Zip code)

9 5/8% Senior Notes due 2014
(Title of the indenture securities)
Table of Co-obligors

Exact Name as Specified	Jurisdiction of	I.R.S. Employer
in their Charters	Incorporation or Organization	Identification Number

Brigham, Inc.	Nevada	75-2354099
Brigham Oil & Gas, L.P.	Delaware	75-2429186
The address and telephone number of the principal executive offices of Brigham, Inc and Brigham Oil & Gas, L.P. is 6300 Bridge Point Parkway, Building Two, Suite 500, Austin, Texas 78730, (512) 427-3300 and the agent for service at such address is Ben M. Brigham.

Item 1.     General Information. Furnish the following information as to the trustee:
      (a) Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency
Treasury Department
Washington,D.C.

Federal Deposit Insurance Corporation
Washington, D.C.

Federal Reserve Bank of San Francisco
San Francisco, California 94120
      (b) Whether it is authorized to exercise corporate trust powers.
      The trustee is authorized to exercise corporate trust powers.
Item 2.     Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.
      None with respect to the trustee.
      No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.
Item 15.     Foreign Trustee. Not applicable.
Item 16.     List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*
Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4,2004.**
Exhibit 3.	See Exhibit 2
Exhibit 4.	Copy of By-laws of the trustee as now in effect.***
Exhibit 5.	Not applicable.
Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.
Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****
Exhibit 8.	Not applicable.
Exhibit 9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of Hornbeck Offshore Services LLC file number 333-130784-06.

**	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

***	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of Penn National Gaming Inc. file number 333-125274.

****	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-3ASR dated June 9, 2006 of National Financial Partners Corp. file number 333-134915.

SIGNATURE
      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 15th day of June 2006.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Timothy P. Mowdy

Timothy P. Mowdy
Vice President

EXHIBIT 6
June 15, 2006
Securities and Exchange Commission
Washington, D.C. 20549
Gentlemen:
      In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Timothy P. Mowdy

Timothy P. Mowdy
Vice President

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